Rehabcare Acquisition	6 Months Ended
Jun. 30, 2011
Rehabcare Acquisition
Rehabcare Acquisition

NOTE 2—REHABCARE ACQUISITION

On June 1, 2011, the Company completed the acquisition of RehabCare Group, Inc. ("RehabCare") (the "Merger"). Upon consummation of the Merger, each issued and outstanding share of RehabCare common stock was converted into the right to receive 0.471 of a share of Kindred common stock and $26 per share in cash, without interest (the "Merger Consideration"). Kindred issued approximately 12 million shares of its common stock in connection with the Merger. The purchase price totaled $963 million and was comprised of $662 million in cash and $301 million of Kindred common stock at fair value. The Company also assumed $356 million of long-term debt in the Merger, of which $345 million was refinanced on June 1, 2011. The operating results of RehabCare have been included in the accompanying unaudited condensed consolidated financial statements of the Company since June 1, 2011.

At the Merger date, the Company acquired 32 LTAC hospitals, five inpatient rehabilitation hospitals, approximately 1,200 rehabilitation therapy sites of service and 102 hospital-based inpatient rehabilitation units. The Merger will expand the Company's service offerings, position the Company for future growth and provide for significant operating synergies. RehabCare reported consolidated revenues of approximately $1.3 billion and net income from continuing operations of approximately $65 million in fiscal 2010.

Operating results for the second quarter of 2011 include transaction costs totaling $19.1 million, financing costs totaling $11.8 million and severance costs totaling $14.9 million related to the Merger. Operating results for the six months ended June 30, 2011 include transaction costs totaling $23.0 million, financing costs totaling $13.8 million and severance costs totaling $14.9 million related to the Merger. In the accompanying unaudited condensed consolidated statement of operations, transaction costs were included in other operating expenses, financing costs were included in interest expense and severance costs were included in salaries, wages and benefits.

New credit facilities and notes

In connection with the Merger, the Company entered into a new $650 million senior secured asset-based revolving credit facility (the "ABL Facility"), a new $700 million senior secured term loan facility (the "Term Loan Facility") and successfully completed the private placement of $550 million of senior notes due 2019 (the "Notes"). The Company used proceeds from the ABL Facility, the Term Loan Facility and the Notes to pay the Merger Consideration, repay all amounts outstanding under Kindred's and RehabCare's previous credit facilities and to pay transaction costs. The amounts outstanding under Kindred's and RehabCare's former credit facilities that were repaid at the Merger closing were $390 million and $345 million, respectively. The ABL Facility and the Term Loan Facility have incremental facility capacity in an aggregate amount between the two facilities of $200 million, subject to meeting certain conditions, including a specified senior secured leverage ratio. In connection with these new credit arrangements, the Company paid $46 million of lender fees related to debt issuance that were capitalized as deferred financing costs and paid $13 million of other financing costs that were included in interest expense.

All obligations under the ABL Facility and the Term Loan Facility are fully and unconditionally guaranteed, subject to certain exceptions, by substantially all of the Company's existing and future direct and indirect domestic 100% owned subsidiaries, as well as certain non-100% owned domestic subsidiaries as the Company may determine from time to time in its sole discretion. The Notes are guaranteed by substantially all of the Company's domestic 100% owned subsidiaries.

The agreements governing the ABL Facility, the Term Loan Facility and the Notes include a number of restrictive covenants that, among other things and subject to certain exceptions and baskets, impose operating and financial restrictions on the Company and certain of its subsidiaries. In addition, the Company is required to comply with a minimum fixed charge coverage ratio and a maximum total leverage ratio. These financing agreements also contain customary affirmative covenants and events of default.

ABL Facility

The ABL Facility has a five-year tenor and is secured by a first priority lien on eligible accounts receivable, cash, deposit accounts, and certain other assets and property and proceeds from the foregoing (the "First Priority ABL Collateral"). The ABL Facility has a second priority lien on substantially all of the other assets and properties of the Company. As of June 30, 2011, the Company had $190 million outstanding under the ABL Facility. In addition, approximately $13 million of letters of credit were issued under the ABL Facility to backstop outstanding letters of credit previously issued by RehabCare under its terminated credit facility.

Borrowings under the ABL Facility bear interest at a rate per annum equal to the applicable margin plus, at the Company's option, either (1) the London Interbank Offered Rate ("LIBOR") determined by reference to the costs of funds for eurodollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs, or (2) a base rate determined by reference to the highest of (a) the prime rate of JPMorgan Chase Bank, N.A., (b) the federal funds effective rate plus one-half of 1.00% and (c) LIBOR as described in subclause (1) plus 1.00%. The initial applicable margin for borrowings under the ABL Facility was 2.75% with respect to LIBOR borrowings and 1.75% with respect to base rate borrowings. Commencing with the completion of the Company's first fiscal quarter ending after the Merger, the applicable margin is subject to adjustment each fiscal quarter, based upon average historical excess availability during the preceding quarter.

Term Loan Facility

The Term Loan Facility has a tenor of seven years and is secured by a first priority lien on substantially all of the Company's assets and properties other than the First Priority ABL Collateral and a second priority lien on the First Priority ABL Collateral. The Term Loan Facility net proceeds totaled $693 million, net of a $7 million original issue discount that will be amortized over the tenor of the Term Loan Facility.

Borrowings under the Term Loan Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company's option, either (1) LIBOR determined by reference to the costs of funds for eurodollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs, or (2) a base rate determined by reference to the highest of (a) the prime rate of JPMorgan Chase Bank, N.A., (b) the federal funds effective rate plus one-half of 1.00% and (c) LIBOR described in subclause (1) plus 1.00%. LIBOR is subject to an interest rate floor of 1.50%. The initial applicable margin for borrowings under the Term Loan Facility was 3.75% with respect to LIBOR borrowings and 2.75% with respect to base rate borrowings.

Notes

In connection with the Merger, the Company completed a private placement of the Notes.

The Notes bear interest at an annual rate equal to 8.25% and are senior unsecured obligations of the Company and the subsidiary guarantors, ranking pari passu with all of their respective existing and future senior unsubordinated indebtedness. The indenture contains certain restrictive covenants that will, among other things, limit the Company and certain of its subsidiaries' ability to incur, assume or guarantee additional indebtedness; pay dividends, make distributions or redeem or repurchase stock; restrict dividends, loans or asset transfers from its subsidiaries; sell or otherwise dispose of assets; and enter into transactions with affiliates. These covenants are subject to a number of limitations and exceptions. The indenture also contains customary events of default.

Pursuant to a registration rights agreement, the Company has agreed to use its commercially reasonable efforts to file with the SEC a registration statement relating to an offer to exchange the Notes for an issue of SEC-registered notes with substantially identical terms.

Purchase price allocation

The Merger purchase price of $963 million was allocated on a preliminary basis to the estimated fair value of the tangible and intangible assets, and goodwill.

The following is the preliminary Merger purchase price allocation (in thousands):

Cash and cash equivalents	$19,932
Accounts receivable	246,546
Deferred income taxes and other current assets	46,511
Property and equipment	114,079
Identifiable intangible assets:
Customer relationships	188,900
Trade names (indefinite life)	115,400
Medicare certifications (indefinite life)	75,900
Trade name	16,600
Certificates of need (indefinite life)	7,900
Non-compete agreements	2,800

Total identifiable intangible assets	407,500
Other assets	11,023
Accounts payable and other current liabilities	(168,080)
Long-term debt, including amounts due within one year	(355,650)
Deferred income taxes and other liabilities	(159,304)
Noncontrolling interests—redeemable	(23,869)
Noncontrolling interests—nonredeemable	(23,990)

Total identifiable net assets	114,698
Goodwill	848,110

Net assets	$962,808

The fair value allocation was measured primarily using a discounted cash flows methodology, which is considered a Level 3 (as described in Note 12) input.

The value of gross contractual accounts receivable before determining uncollectable amounts totaled $263 million. Accounts estimated to be uncollectable totaled $16 million.

The weighted average life of the definite lived intangible assets is 13 years, which primarily consists of customer relationships.

The total goodwill arising from the Merger is based upon the expected future cash flows of the RehabCare operations which reflects both growth expectations and cost savings from combining the operations of the Company and RehabCare. Goodwill is not amortized and is not deductible for income tax purposes. Goodwill was preliminarily assigned to the Company's hospital reporting unit ($587 million), skilled nursing rehabilitation services reporting unit ($122 million) and hospital rehabilitation services reporting unit ($139 million).

The valuation technique used to measure the value of the noncontrolling interests was an average of the implied equity value of the noncontrolling interests based upon the Merger Consideration and market multiple methodologies. Redeemable noncontrolling interests as of June 30, 2011 represent the minority ownership interests containing put rights in connection with the Merger.

The unaudited pro forma net effect of the Merger assuming the acquisition occurred as of January 1, 2010 is as follows (in thousands, except per share amounts):

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Revenues	$1,533,515	$1,412,028	$3,090,535	$2,823,819
Income (loss) from continuing operations attributable to Kindred	25,501	15,949	62,027	(6,595)
Income (loss) attributable to Kindred	26,163	15,549	65,478	(6,722)
Earnings (loss) per common share:
Basic:
Income (loss) from continuing operations	$0.49	$0.31	$1.19	$(0.13)
Net income (loss)	$0.50	$0.30	$1.26	$(0.13)
Diluted:
Income (loss) from continuing operations	$0.49	$0.31	$1.18	$(0.13)
Net income (loss)	$0.50	$0.30	$1.25	$(0.13)

The unaudited pro forma financial data has been derived by combining the historical financial results of the Company and the operations acquired in the Merger for the periods presented. The unaudited pro forma financial data includes transaction, financing and severance costs totaling $74.5 million incurred by both the Company and RehabCare related to the Merger. These costs have been eliminated from results of operations for 2011 and have been reflected as expenses incurred as of January 1, 2010 for pro forma purposes. Revenues and operating income associated with RehabCare aggregated $114 million and $17 million, respectively, for the one month ended June 30, 2011.